UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 14, 2006

WITNESS SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29335	23-2518693
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

300 Colonial Center Parkway
Roswell, GA	30076
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 754-1900

__________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.                                          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2006, Witness Systems, Inc. (the “Company”) received a NASDAQ Staff Determination Letter indicating that the Company is not in compliance with the filing requirements for continued listing as set forth in Marketplace Rule 4310(c)(14).  The NASDAQ Staff Determination Letter was issued in response to the Company’s delay in filing its Quarterly Report on Form 10-Q for the quarter ended June 30, 2006.  As a result, the Company’s shares are subject to delisting from The NASDAQ Stock Market.

On August 17, 2006, the Company requested a hearing before the NASDAQ Listing Qualification Panel to review the staff’s determination.  Pending a decision by the NASDAQ Listing Qualification Panel on the Company’s appeal of the Staff Determination Letter, the Company’s common stock will remain listed on The NASDAQ Stock Market.  While the Company believes it has substantial grounds to seek continued listing, there can of course be no assurance that the NASDAQ Listing Qualification Panel will grant the Company’s request for continued listing.

Cautionary Note Regarding Forward-looking Statements: Information in this Form 8-K that involves the Company’s expectations, plans, intentions or strategies regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties. In this report they are identified by words such as “believes” and similar expressions. These risks and uncertainties include, but are not limited to, the possibility that the NASDAQ Listing Qualification Panel may deny the Company’s request for continued listing or that it may grant the Company’s request for continued listing but the Company may be unable to file all required reports within the required period and may be denied further extensions for continued listing.  Other factors that could cause actual future results to differ materially from current expectations include the risks identified under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Form 10-K for the year ended December 31, 2005 and its Form 10-Q for the quarter ended March 31, 2006, and the risks identified in the Company’s Form 8-K dated August 8, 2006 and the Cautionary Note Regarding Forward-looking Statements set forth in the press release filed as an exhibit thereto, all as filed with the Securities and Exchange Commission.

The forward-looking statements in this release are based upon information available to the Company as of the date of this Form 8-K, and the Company assumes no obligation to update any such forward-looking statement. Forward-looking statements believed true when made may ultimately prove to be incorrect. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and may cause actual results to differ materially from our current expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2006	WITNESS SYSTEMS, INC.

	By:	/s/ William F. Evans
William F. Evans
Executive Vice President
and Chief Financial Officer